SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 March 19, 1999

             -----------------------------------------------------
                Date of Report (Date of earliest event reported)


                                   CPAC, INC

             -----------------------------------------------------
             (Exact Name of registrant as specified in its charter)


                   New York                        0-9600
             ------------------------      ------------------------
             State or other jurisdiction   Commission File Number
                  of incorporation

                                  16-0961040
                           --------------------------
                             IRS Employer ID Number


                2364 Leicester Road, Leicester, New York 14481
             ------------------------------------------------------
                    (Address of Principal Executive Offices


                               (716)  382-3223
               -------------------------------------------------
              (Registrant's telephone number, including area code)



          The Exhibit Index is found on page 8 of this Current Report.

ITEM 1:   CHANGES IN CONTROL OF REGISTRANT
          Not Applicable


ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS
          Not Applicable


ITEM 3:   BANKRUPTCY OR RECEIVERSHIP
          Not Applicable


ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
          Not Applicable


ITEM 5:   OTHER EVENTS
          On March 19, 1999, the Registrant executed a Rights Agreement between the Registrant and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement") and, in accordance with the terms of the Rights Agreement, the Board of Directors of the Registrant has declared a dividend distribution of one Right for each outstanding share of Common Stock, $.01 value (the "Common Stock"), of the Registrant to shareholders of record at the close of business on April 5, 1999. Each Right entitles the registered holder to purchase from the Registrant one share of Common Stock at an Exercise Purchase Price of one-half of the Current Market Price as defined in the Rights Agreement, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

          Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 business days following a public announcement that a person (an "Acquiring Person") has become an "interested shareholder" as defined in Section 912 of the New York Business Corporation Law (i.e. has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock), except pursuant to a Qualifying Offer, as defined below (such public announcement date being referred to below as the "Stock Acquisition Date") and
(ii) 10 business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person becoming an Acquiring Person. Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after April 5, 1999 will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

          The Rights are not exercisable until the Distribution Date and will expire at the close of business on February 9, 2009, unless earlier redeemed by the Company as described below.

          As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

          In the event that a person becomes an Acquiring Person except pursuant to an offer for all outstanding shares of Common Stock which the independent directors (excluding officers of the Company) determine, after receiving advice from one or more investment banking firms, to be fair to and otherwise in the best interests of the Company and its shareholders (a "Qualifying Offer"), each holder of a Right will thereafter have the right to purchase for one-half of the Current Market Price as defined in the Rights Agreement one share of common stock for each right exercised or, in certain circumstances, cash, property or other securities of the Registrant equal to the value of the Right. However, the Rights will not be exercisable following the occurrence of any such event until such time as the Rights are no longer redeemable by the Registrant as set forth below. Notwithstanding any of the foregoing, following the occurrence of any such event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person (or certain related parties) will be null and void.

          For example, if the Current Market Price, as defined in the Rights Agreement were $15 per share, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase for $7.50 one share of Common Stock.

          In the event that, at any time following the Stock Acquisition Date,
(i) the Registrant is acquired in a merger or other business combination transaction in which a merger which follows a Qualifying Offer and satisfies certain other requirements, (ii) the Registrant is acquired in a merger or other business combination transaction in which the Registrant is the surviving corporation but all or part of the Common Stock is changed into or exchanged for Securities of the other person or other property, or (iii) 50% or more of the Registrant's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, one share of common stock of the acquiring company for one-half of the Current Market Price of the Acquirer's stock. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

          The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) if holders of the Common Stock are granted certain rights or warrants to subscribe for Common Stock or convertible securities at less than the current market price of the Common Stock, or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants(other than those referred to above).

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

          At any time until ten business days following the Stock Acquisition Date, the Registrant may redeem the Rights in whole, but not in part, at a price of $.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 redemption price.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Registrant, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Registrant, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Registrant or for common stock of the acquiring company as set forth above.

          Any of the provisions of the Rights Agreement may be amended in any respect by the Board of Directors of the Registrant prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

          A copy of the Rights Agreement is available free of charge from the Registrant.

ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS
          Not Applicable

ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS

          A.   FINANCIAL STATEMENT OF BUSINESS ACQUIRED
               Not Applicable

          B.   PRO FORMA FINANCIAL INFORMATION
               Not Applicable

          C.   EXHIBITS
               1.   Underwriting Agreement
                    Not Applicable


               2.   Plan of acquisition, reorganization,
                    arrangement, liquidation or succession
                    Not Applicable


               4. Instruments defining the rights of security holders, including debentures

                    4.1 Rights Agreement by and between CPAC, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent, dated as of March 19, 1999 together with Exhibits thereto

                    4.2 Notice and Summary of rights to purchase common stock as sent to the Registrant's shareholders

               16.  Letter re: change in certifying accountant
                    Not Applicable

               17.  Letter re: director resignation
                    Not Applicable

               20. Other documents or statements to security holders Not Applicable

               24.  Consents of experts and counsel
                    Not Applicable

               25.  Power of Attorney
                    Not Applicable

               27.  Financial Data Schedule
                    Not Applicable

               99.  Additional Exhibits
                    Not Applicable


ITEM 8:   CHANGE IN FISCAL YEAR
          Not Applicable


ITEM 9:   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
          Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   March 24, 1999                   CPAC, Inc.



                                          By:/s/ Thomas N. Hendrickson
                                             --------------------------------
                                             THOMAS N. HENDRICKSON
                                             President and Chief Executive
                                                Officer



Dated:   March 24, 1999                   CPAC, Inc.



                                          By:/s/ Thomas J. Weldgen
                                             --------------------------------
                                             THOMAS J. WELDGEN
                                             Vice President Finance and
                                                Chief Financial Officer

                                 EXHIBIT INDEX
EXHIBIT                                                        PAGE NUMBER
-------                                                        -----------
   1.     Underwriting Agreement
            Not Applicable

   2. Plan of acquisition, reorganization, arrangement, liquidation or succession
            Not Applicable

   4.     Instruments defining the rights of security holders, including debentures
          4.1  Rights Agreement by and between CPAC, Inc.
               and Continental Stock Transfer & Trust
               Company, as Rights Agent, dated as of
               March 19, 1999 together with Exhibits thereto           9

          4.2  Notice and Summary of rights to purchase
               common stock as sent to the Registrant's
               shareholders                                            53

  16.     Letter re: change in certifying accountant
            Not applicable

  17.     Letter re: director resignation
            Not Applicable

  20.     Other documents or statements to security holders
            Not Applicable

  24.     Consents of experts and counsel
            Not Applicable

  25.     Power of Attorney
            Not Applicable

  27.     Financial Data Schedule
            Not Applicable

  99.     Additional Exhibits
            Not Applicable